Lawson Products – Investor Presentation January 2013 McCook, IL Distribution Facility

This presentation is the property of Lawson Products, Inc. and may not be reproduced 2 Forward-Looking Statements "Safe Harbor" Statement under the Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms “may,” “should,” “could,” “anticipate,” “believe,” “continues,” “estimate,” “expect,” “intend,” “objective,” “plan,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include: failure to retain a talented workforce including productive sales representatives; the inability of management to successfully implement strategic initiatives; failure to manage change; the ability to adequately fund our operating and working capital needs through cash generated from operations; the ability to meet the covenant requirements of our line of credit; disruptions of the Company’s information and communication systems; the effect of general economic and market conditions; inventory obsolescence; work stoppages and other disruptions at transportation centers or shipping ports; changing customer demand and product mixes; increases in commodity prices; the influence of controlling stockholders; violations of environmental protection regulations; a negative outcome related to employment tax matters; and, all other factors discussed in the Company’s “Risk Factors” set forth in its Annual Report on Form 10-K for the year ended December 31, 2011 and in its Quarterly Report on Form 10-Q for the period ended September 30, 2012. The Company undertakes no obligation to update any such factors or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. 2

This presentation is the property of Lawson Products, Inc. and may not be reproduced 3 Lawson Investment Summary  High value service provider  In existence for 60 years  Established presence in MRO marketplace  Diversified products, customers, markets and competitors  Long-term relationships with customers and suppliers  Strengthened leadership team  Debt to total cap ratio of 22%  High product gross margins  Productivity per sales rep improving  Improved SG&A costs  Premium pricing for service offering  Significant leverage gained on moderate sales growth  Inventory procurement opportunities  Drive toward 10% EBITDA margins Strong Foundation Strong Balance Sheet and Improving Financial Results = Strong Foundation for Growth

This presentation is the property of Lawson Products, Inc. and may not be reproduced 4 Lawson Products: At a Glance • Service based provider of consumables in MRO market • Founded in 1952; listed on NASDAQ (LAWS) since 1970 • Serve industrial, commercial, institutional and government markets in all 50 U.S. states, Canada and Puerto Rico • Headquartered in Chicago, IL – 5 distribution centers and 1 corporate HQ – ~1,600 employees • Supplies 375,000+ products to the MRO marketplace Fasteners Cutting Tools Chemicals Hydraulics Other

This presentation is the property of Lawson Products, Inc. and may not be reproduced 5 Legend: Sales Penetration Distribution Center Chicago, IL (HQ) Sales Coverage and Distribution Reach Across North America; Distribution Centers: McCook, IL Fairfield, NJ Reno, NV Suwanee, GA Mississauga, ON (Canada) Lawson Products: At a Glance

This presentation is the property of Lawson Products, Inc. and may not be reproduced 6 Lawson Has Clear Competitive Advantages Vendor managed inventory Deep product knowledge and product application expertise Broad geographic sales coverage, allowing us to serve large multi-location customers Significant opportunities to exploit recent technology and infrastructure investments

This presentation is the property of Lawson Products, Inc. and may not be reproduced 7 Recent Investments Investment Benefits ERP • Foundation for growth • Easier ordering • Improved customer service • Data consistency • Centralized market-based pricing • Enables new E Commerce Site Network Optimization • Leased 306,000 sq ft facility • Reduces overall fixed-cost base • Drive efficiencies in inventory and material handling • Allows centralization of certain inventory Sales Transformation • Multiple sales channels • Ease of ordering • Process efficiencies • Improved sales rep productivity

This presentation is the property of Lawson Products, Inc. and may not be reproduced 8 2013 Focus: Actions Across the Value Chain Sales Process / Sales Reps Customer Service / Order Entry Product Management / Pricing DC Operations Sourcing / Purchasing • Increase sales rep count • Sales Management Dashboard • Order Pad • EDI with customers • Reduction of cycle times • Order pad • Consolidation of shipments • Sales service reps • Leverage vendor drop-ship programs • Fleet maintenance focus • Pricing consistency • Website • Transition Addison DC to McCook • Reduce cycle time • Refine “Pull” strategy • Freight enhancements • Minimize backorders • Improve service levels • New supplier negotiation process • Vendor Meeting • Electronic communication Information Technology – Integration of Web and SAP Process Re-engineering / Six Sigma Human Resources Development Refine and Leverage Current Initiatives

This presentation is the property of Lawson Products, Inc. and may not be reproduced 9 Financial Highlights •Focused on revenue growth  Number of sales reps and sales rep productivity •Improving product gross margins •$20M of cost reductions right-sized the organization – ~$13M in annualized employee compensation – ~$7M in COGS, freight, T&E and other controllable costs •2012 impacted by non-recurring charges (goodwill, severance, asset sales, taxes) •Strong balance sheet – Debt to total cap of 22% – $26.8M of net capital spend 2010 through September 2012 • $12.3M ERP • $12.2M McCook Consolidated DC • $4.4M Corporate Headquarters • $1.6M Web • $10.8M of proceeds from asset sales •Improving working capital

This presentation is the property of Lawson Products, Inc. and may not be reproduced 10 Financial Highlights – Sales Trends •Focus on sales rep productivity •Number of sales reps leveled off •Add incremental sales reps in 2013 •Tight correlation between sales levels and sales rep count

This presentation is the property of Lawson Products, Inc. and may not be reproduced 11 Financial Highlights – Gross Margin & Cost Controls (1) Q2 2012 excludes $3.9M charge for discontinuing certain stocked products (2) Increase over Q1 2012 driven by $1.0M additional bad debt expense and $0.5M additional facility costs

This presentation is the property of Lawson Products, Inc. and may not be reproduced 12 Financial Highlights Adjusted EBITDA excludes non-recurring costs, severance and stock based compensation - See Regulation G Non-GAAP reconciliation in appendix P-2

This presentation is the property of Lawson Products, Inc. and may not be reproduced 13 Lawson Investment Summary  High value service provider  In existence for 60 years  Established presence in MRO marketplace  Diversified products, customers, markets and competitors  Long-term relationships with customers and suppliers  Strengthened leadership team  Debt to total cap ratio of 22%  High product gross margins  Productivity per sales rep improving  Improved SG&A costs  Premium pricing for service offering  Significant leverage gained on moderate sales growth  Inventory procurement opportunities  Drive toward 10% EBITDA margins Strong Foundation Strong Balance Sheet and Improving Financial Results = Strong Foundation for Growth

This presentation is the property of Lawson Products, Inc. and may not be reproduced 14 For More Information Contact: Ronald J. Knutson EVP, CFO Investor Relations (773) 304-5665 ron.knutson@lawsonproducts.com And see our Website at http://www.lawsonproducts.com/company-info/investor-relations.jsp LAWS listed NASDAQ www.lawsonproducts.com

This presentation is the property of Lawson Products, Inc. and may not be reproduced 15 Appendices

This presentation is the property of Lawson Products, Inc. and may not be reproduced 16 Significant Recent Activities August 2011 Implemented SAP October 2011 Commenced construction of new McCook, IL distribution center May 2012 Relocated corporate headquarters June 2012 Announced $20M in annual costs savings Headcount reduction of ~100 individuals Gross margin improvements in freight, free goods and pricing Restructured senior team August 2012 Transitioned packaging facility to McCook, IL distribution center Entered into new five year $40M credit facility October 2012 Announced Q3 results – excluding severance profitable for the quarter Announced new CEO and President Consolidated Vernon Hills distribution center into McCook, IL November 2012 Completed planned reduction of staff Commenced roll-out of new website to existing web customers December 2012 Completed on-boarding of U.S. independent agents to employees All while in post ERP implementation phase Appendix P-1

Appendix P-2

Regulation G – GAAP Reconciliation

Non GAAP Reconciliation of Adjusted EBITDA to Sales Percentage

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company's management believes that certain non-GAAP financial measures may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. See the table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for quarterly adjusted EBITDA as a percentage of net sales. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

($ in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012
Net Sales	$ 82,579	$ 84,154	$ 75,366	$ 72,860	$ 75,962	$ 74,348	$ 71,984
Operating Income (Loss)	3,745	1,592	(3,071)	(7,762)	(2,833)	(41,437)	(1,350)
Depreciation & Amortization	1,334	1,387	1,234	1,749	1,735	1,571	1,975
EBITDA	5,079	2,979	(1,837)	(6,013)	(1,098)	(39,866)	625
Excluded Costs							
Severance	745	465	282	122	185	6,585	1,410
Stock Based Compensation (Benefit)	227	(95)	(538)	467	198	(1,015)	77
ERP Implementation Costs	1,902	2,388	2,344	339	-	-	-
Loss/(Gain) on Disposal of Property	-	-	-	22	-	(2,122)	(11)
Long-Lived Asset Impairment	-	-	-	1,146	-	-	-
Employment Tax Matter	-	-	-	1,200	-	-	-
Goodwill Impairment	-	-	-	-	-	28,306	-
Inventory Rationalization	-	-	-	-	-	3,893	-
Adjusted EBITDA	$ 7,953	$ 5,737	$ 251	$ (2,717)	$ (715)	$ (4,219)	$ 2,101
Adjusted EBITDA % of Sales	*9.6%*	*6.8%*	*0.3%*	*-3.7%*	*-0.9%*	*-5.7%*	*2.9%*

LAWSON Products
This presentation is the property of Lawson Products, Inc. and may not be reproduced
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